POWER OF ATTORNEY                               Exhibit 24

Know all men by these presents, that the undersigned hereby

constitutes and appoints Paul Davis, John Allen,

Mike Zimmer, Vikki La, and Anna Felix signing singly,

the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer and/or director of

Xperi Holding Corporation, A Delaware Corporation,

(the "Company"), any Form ID application and generation

of EDGAR Access Codes, Initial Statement of Beneficial

Ownership of Securities (Form 3), Statement of Changes

in Beneficial Ownership (Form 4)and any Annual Statement

of Changes in Beneficial Ownership (Form 5) (including

any amendments thereto) in accordance with Section 16(a)

of the Securities Exchange Act of 1934 and the rules

thereunder;

(2) do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to

complete and execute any such Form 3, 4, or 5,

and timely file such form with the United States

Securities and Exchange Commission and any stock

exchange or similar authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion

of such attorney-in-fact, may be of benefit to,

in the best interest of, or legally required by,

the undersigned, it being understood that the documents

executed by such attorney-in-fact on behalf of

the undersigned pursuant to this Power of Attorney shall

be in such form and shall contain such terms and conditions

as such attorney-in-fact may approve in

such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform any and every act whatsoever requisite,

necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally

present, with full power of substitution or revocation,

hereby ratifying and confirming all that such attorney-in-fact,

or such attorney-in-fact's substitute or substitutes, shall

lawfully do or cause to be done by virtue of this power of

attorney and the rights and powers herein granted.  The

undersigned acknowledges that the foregoing attorneys-in-fact,

in serving in such capacity at the request of the undersigned,

are not assuming, nor is the Company assuming, any of the

undersigned's responsibilities to comply with Section 16 of

the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3,

4, and 5 with respect to the undersigned's holdings of and

transactions in securities issued by the Company, unless

earlier revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed this 26th day of June.

Name: Darcy Antonellis

Signature:  /s/ Darcy Antonellis